File Nos. 2-95595
811-4216
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [__]

Post-Effective Amendment No. 26	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[__]

Amendment No. 26	[X]

(Check appropriate box or boxes.)

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
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X	on August 1, 2005 pursuant to paragraph (b)
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	60	days after filing pursuant to paragraph (a)(1)
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	on	(date)	pursuant to paragraph (a)(1)
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	75	days after filing pursuant to paragraph (a)(2)
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	on	(date)	pursuant to paragraph (a)(2) of Rule 485
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If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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Dreyfus California Tax	Exempt
Money Market Fund

Seeks current income exempt from federal and California state income taxes by investing in short-term, high quality municipal obligations

PROSPECTUS August 1, 2005

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	7

Your Investment

Account Policies	8
Distributions and Taxes	11
Services for Fund Investors	12
Instructions for Regular Accounts	13

For More Information

See back cover.

The Fund

Dreyfus California Tax Exempt
Money Market Fund

Ticker Symbol: DCTXX

GOAL/APPROACH

The fund seeks as high a level of current income —exempt from federal and California state income taxes — as is consistent with the preservation of capital and the maintenance of liquidity.As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal obligations that provide income exempt from federal and California state personal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, when the portfolio manager believes acceptable California municipal obligations are not available for investment.

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Municipal obligations: debt securities that provide income free from federal income tax, and state income tax if the investor lives in the issuing state. Municipal obligations are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls
The Fund 1

MAIN RISKS

The fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield
  California’s economy and revenues underlying its municipal obligations may decline the fund’s portfolio securities may be more sen- sitive to risks that are specific to investing pri- marily in a single state any of the fund’s holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Concepts to understand

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.

2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. Of course, past performance is no guarantee of future results.

Best Quarter:	Q2 ’95	+0.83%
Worst Quarter:	Q3 ‘03	+0.07%

The fund’s year-to-date total return as of 6/30/05 was 0.76%.

Average annual total returns as of 12/31/04
1 Year	5 Years	10 Years

0.60%	1.37%	2.08%

For the fund’s current yield, please call toll-free:

1-800-645-6561.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table
Annual fund operating expenses
% of average daily net assets
Management fees			0.50%
Shareholder services fee			0.04%
Other expenses			0.13%

Total			0.67%

Expense example
1 Year	3 Years	5 Years	10 Years

$68	$214	$373	$835

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the fund’s yield because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

4

MANAGEMENT
Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $165 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund’s average daily net assets. A discussion regarding the basis for the board approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended March 31, 2005. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $4.2 trillion of assets under management, administration or custody, including approximately $738 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the Funds) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the Amended Complaint) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named Dreyfus Service Corporation, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or in substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 5

MANAGEMENT (continued)
Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or DSC may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any shareholder services fees or other expenses paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

6

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-

tions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended March 31,
		2005	2004	2003	2002	2001

Per-Share Data ($):
Net asset value, beginning of period		1.00	1.00	1.00	1.00	1.00
Investment operations:	Investment income — net	.008	.004	.008	.016	.029

Distributions:	Dividends from investment income — net	(.008)	(.004)	(.008)	(.016)	(.029)

Net asset value, end of period		1.00	1.00	1.00	1.00	1.00
Total Return (%)		.81	.43	.81	1.58	2.94

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets		.67	.67	.68	.64	.65

Ratio of net expenses to average net assets		.66	.67	.68	.64	.65

Ratio of net investment income to average net assets		.81	.43	.81	1.55	2.89

Net assets, end of period ($ x 1,000)		173,622	140,498	146,246	201,387	176,590

The Fund 7

Your Investment

ACCOUNT POLICIES
Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. The fund’s portfolio securities are valued based on amortized cost, which does not take into account unrealized gains or losses.As a result, portfolio securities are valued at their acquisition cost and adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for the fund to be able to price its shares at $1.00 per share. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Concepts to understand

Net asset value (NAV): a mutual fund’s share price on a given day. A fund’s NAV is calculated by dividing the value of its net assets by the number of its existing shares outstanding.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

Minimum investments

	Initial	Additional

Regular accounts	$2,500	$100
		$500 for Dreyfus
		TeleTransfer investments

Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution for further information.

8

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares
Limitations on selling shares by phone
or online through Dreyfus.com

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment 9

ACCOUNT POLICIES (continued)
General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:
•	refuse any purchase or exchange request
•	change or discontinue its exchange privilege, or
temporarily suspend the privilege during unusu-
al market conditions
•	change its minimum investment amounts

  delay sending out redemption proceeds for up seven days (generally applies only during unusu al market conditions or in cases of very large redemptions, excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, it exceeds 1% of the fund’s assets)

The fund may also process purchase and sale orders and calculate its NAV on days that the fund’s pri-mary trading markets are open and the fund’s management determines to do so.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

10

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and California personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 11

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling

1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
one Dreyfus fund into another
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	one Dreyfus fund into another.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

12

INSTRUCTIONS FOR **REGULAR ACCOUNTS**

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES
In Writing	Complete the application. Mail your application and a check to: The Dreyfus Family of Funds P.O. Box 55299, Boston, MA 02205-8553	Fill out an investment slip, and write your account number on your check. Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105	Write a redemption check **or** write a letter of instruction that includes: • your name(s) and signature(s) • your account number • the fund name • the dollar amount you want to sell • how and where to send the proceeds Obtain a signature guarantee or other documentation, if required (see "Account Policies – Selling Shares"). Mail your request to: The Dreyfus Family of Funds P.O. Box 55263, Boston, MA 02205-8501
By Telephone	**Wire** Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions: • ABA# 021000018 • DDA# 8900052058 • the fund name • your account number • name(s) of investor(s) Return your application with the account number on the application.	**Wire** Have your bank send your investment to The Bank of New York, with these instructions: • ABA# 021000018 • DDA# 8900052058 • the fund name • your account number • name(s) of investor(s) **Electronic check** Same as wire, but insert "111" before your 14-digit account number. **Dreyfus TeleTransfer** Request Dreyfus TeleTransfer on your application. Call us to request your transaction.	**Wire** Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank. **Dreyfus TeleTransfer** Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check. **Check** Call us to request your transaction. A check will be sent to the address of record.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

The Dreyfus Family of Funds

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment 13

NOTES

NOTES

NOTES

To obtain information:
By telephone Call 1-800-645-6561
By mail Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

For More Information

By E-mail Send your request to info@dreyfus.com

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: SEC http://www.sec.gov Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

Dreyfus California Tax Exempt Money Market Fund SEC file number: 811-4216

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semi-annual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

© 2005 Dreyfus Service Corporation

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION AUGUST 1, 2005

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California Tax Exempt Money Market Fund (the "Fund"), dated August 1, 2005, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call toll free 1-800-645-6561.

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND

The Fund is a Massachusetts business trust that commenced operations on January 17, 1986. The Fund is an open-end, management investment company, known as a tax exempt money market mutual fund. As a tax exempt money market fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations"). The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S Government, its agencies or instrumentalities).

The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

California Municipal Obligations. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State of California, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations"). To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, personal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

     Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest up to 20% of the value of its net assets in such Municipal Obligations and, except for temporary defensive purposes, in other investments subject to Federal income tax.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products. The Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are described below.

     (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

     (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

     (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

     (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations. The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.

The average distribution of investments (at value) in Municipal Obligations by rating for the fiscal year ended March 31, 2005, computed on a monthly basis, was as follows:

		Moody's		Standard
Fitch		Investors		& Poor's
Ratings	or	Service, Inc.	or	Ratings Services	Percentage
("Fitch")		("Moody's")		("S&P")	of Value
F-1+/F-1		VMIG 1/MIG 1,P-1		SP-1+/SP-1,A-1+/A-1	88.1%
AAA		Aaa		AAA
Not Rated		Not Rated		Not Rated	9.5%
2.4%[1]

100.0%

If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

1 Included in the not rated category are securities which, while not rated, all have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 category.

To the extent the ratings given by Moody's, S&P or Fitch (collectively the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund's Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from California income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund’s use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued, or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Municipal Obligations and other securities purchased on a forward commitment, when-issued, or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued, or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued, or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

General. The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, each security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

     Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

Certain municipal lease/purchase obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in California Municipal Obligations. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. You should review "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Obligations.

Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

The Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Obligations (or other investments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

3.	Sell securities short or purchase securities on margin.

4.	Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

7. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9. Invest in companies for the purpose of exercising control.

10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Board Members of the Fund

Name (Age)	Principal Occupation	Other Board Memberships and
Position with Fund (Since)	During Past 5 Years	Affiliations

Joseph S. DiMartino (61)	Corporate Director and	The Muscular Dystrophy Association,
Chairman of the Board	Trustee	Director
(1995)		Levcor International, Inc.,
an apparel fabric processor, Director
Century Business Services, Inc., a
provider of outsourcing functions for
small and medium size companies,
Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants, Director
Azimuth Trust, an institutional asset
management firm, Member of Board of
Managers and Advisory Board

David W. Burke (69)	Corporate Director and Trustee	John F. Kennedy Library Foundation,
Board Member (1994)		Director
U.S.S. Constitution Museum, Director

William Hodding Carter III	President and Chief Executive	Independent Sector, Director
(70)	Officer of the John S. and James	The Century Foundation, Director
Board Member (1988)	L. Knight Foundation (1998-	The Enterprise Corporation of the Delta,
	present)	Director
Foundation of the Mid-South,
Director

None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

Name (Age)	Principal Occupation		Other Board Memberships and
Position with Fund (Since)	During Past 5 Years		Affiliations

Ehud Houminer (64)	Executive-in-Residence at the		Avnet Inc., an electronics distributor,
Board Member (1996)	Columbia	Business School,	Director
	Columbia	University	International Advisory Board to the MBA
	Principal of Lear, Yavitz and		Program, School of Management, Ben
	Associates, a management		Gurion University, Chairman
	consulting firm (1996 to 2001)		Explore Charter School, Brooklyn, NY,
Chairman

Name (Age)	Principal Occupation	Other Board Memberships and
Position with Fund (Since)	During Past 5 Years	Affiliations

Richard C. Leone (65)	President of The Century Foundation	None
Board Member (1976)	(formerly, The Twentieth Century
Fund, Inc.), a tax exempt research
foundation engaged in the study
of economic, foreign policy and
domestic issues

Hans C. Mautner (67)	President – International Division	Capital and Regional PLC, a British co-
Board Member (1978)	and an Advisory Director of Simon	investing real estate asset manager,
	Property Group, a real estate	Director
	investment company (1998-	Member - Board of Managers
	present)	Mezzacappa Long/Short Fund LLC
	Director and Vice Chairman of	Mezzacappa Multi-Strategy Fund LLC
	Simon Property Group (1998-	Mezzacappa Multi-Strategy Plus Fund
	2003)	LLC
Chairman and Chief Executive
Officer of Simon Global Limited
(1999-present)

Robin A. Melvin (41)	Senior Vice President of	None
Board Member (1995)	Mentor/National Mentoring
Partnership, a national non-profit
organization that is leading the
movement to connect America’s
young people with caring adult
mentors

John E. Zuccotti (67)	Chairman of Brookfield Financial	None
Board Member (1984)	Properties, Inc.

Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The Fund’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Fund's investments. The Fund’s audit committee met four times and the compensation committee met once during the fiscal year ended March 31, 2005. The nominating and evaluation committees did not meet during the last fiscal year.

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2004.

Aggregate Holdings of Funds in the
Name of Board Member	Fund	Dreyfus Family of Funds for which
Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	Over $100,000
William Hodding Carter III	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	Less than $10,000
John E. Zuccotti	None	Over $100,000

As of December 31, 2004, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Fund typically pays its Board members its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and telephone meeting) attended for the Fund and seven other funds (comprised of 11 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended March 31, 2005, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2004, were as follows:

			Total Compensation from
	Aggregate		the Fund and Fund
Name of Board	Compensation from		Complex Paid to
Member	the Fund*		Board Member(**)

Joseph S. DiMartino	$1,619		$ 874,125
		(193)
David W. Burke+	$1,305		$318,000	(84)
William Hodding Carter III	$1,295		$ 56,000	(11)
Ehud Houminer	$1,281		$93,000 (36)
Richard C. Leone	$1,200		$ 52,000	(11)
Hans C. Mautner	$1,200		$ 51,500	(11)
Robin A. Melvin	$1,305		$ 55,500	(11)
John E. Zuccotti	$1,305		$ 55,500	(11)

_________________
*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to
$2,054 for all Board members as a group.
**	Represents the number of separate portfolios comprising the investment companies in the Fund
Complex, including the Fund, for which the Board member serves.
+	Amounts include compensation received in connection with servicing on a Special Committee of

Representative Board Members of the funds in the Dreyfus Fund Complex in connection with the adoption of the Fund’s Compliance Program.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment

Officer, Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

JOHN B. HAMMALIAN, Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.Senior Accounting Manager –Money Market Funds of the Manager, and an officer of 38 investment companies (comprised of 83 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Fund Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies

(comprised for 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding as of July 5, 2005.

The following shareholders were known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of July 5, 2005: Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Fl., E. Syracuse, New York 13057 (14.3469%); Bank of the West, P.O. Box 60078, Los Angeles, California 90060-0078 ( 11.1987%); National Financial Services Corporation for Exclusive Benefit of our Customers, Attn Mutual Funds Department 5th Floor, One World Financial Center, 200 Liberty Street, New York, New York 10281-1003 (10.9773%);Wells Fargo Bank N.A., Attn. Cash Sweep Department, 733 Marquette Avenue, Minneapolis, Minnesota 55479-0001 (5.47181%) and Pershing LLC, P.O Box 2052, Jersey City, New Jersey 07303-2052 (5.1366%).

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     In approving the current Agreement, the Board considered a number of factors, including the nature, extent and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund’s investment strategies; the personnel, resources and experience of the Manager; the Fund’s performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager’s costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.

     The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chair of the Board, Chief Executive Officer and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chair and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; J. David Officer, Vice Chair and a director; Ronald P. O'Hanley III, Vice Chair and a director ; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems ; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.

The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions (collectively, “Service Agents”) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, loan commitment fees, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the fiscal years ended March 31, 2003, 2004 and 2005, the management fees paid by the Fund to the Manager amounted to $ 807,366, $731,838 and 730,128, respectively.

The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any shareholder services fees or other expenses paid by the Fund. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, record-keepings and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

The Bank of New York (the "Custodian"), One Wall Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a

Service Agent. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for servicing in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under “Management Arrangements-Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. The Fund may also process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer ("Selected Dealer") and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York

Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

Procedures for Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. The institution may open a single master account by filing one application with the Transfer Agent, and may open individual sub-accounts at the same time or at some later date. The Transfer Agent will provide each institution with a written confirmation for each transaction in a sub-account at no additional charge. Upon receipt of funds for investment by interbank wire, the Transfer Agent promptly will confirm the receipt of the investment by telephone or return wire to the transmitting bank, if the investor so requests.

The Transfer Agent also will provide each institution with a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

Transactions through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place Fund shares in an account with their firm. Dealers also may require that the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

Service Charges. There are no sales or service charges imposed by the Fund or the Distributor, although securities dealers, banks and other financial institutions may impose reasonable charges for their services to their clients. The services provided and fees therefor are established by each institution acting independently of the Fund. The Fund understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid, or income earned to date; provision of periodic account statements showing security positions; other services available from the dealer, bank or financial institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of an investor. In addition, some securities dealers also may require an investor to invest more than the minimum stated investment; not take physical delivery of share certificates; not require that redemption checks be issued in the investor’s name; not purchase fractional shares; take monthly income distributions in cash; or other conditions. You should be aware that you may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges other than those already described herein.

Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

For the fiscal year ended March 31, 2005, the Fund paid $64,776 pursuant to the Plan.

HOW TO REDEEM SHARES

     General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares , for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic

Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Checkwriting Privilege. The Fund provides redemption checks ("Checks") to investors automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The

Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Fund's Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board promptly will consider what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended March 31, 2005. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income and net short-term capital gain), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

General. Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

Disclosure of Portfolio Holdings. It is the policy of the Fund to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

If portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of the Fund's portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.

INFORMATION ABOUT THE FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust (the “Trust Agreement”) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, serves as independent auditors of the Fund.

APPENDIX A RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California Municipal obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since recovered, with 336,000 jobs gained between July 2003 and March 2005 compared with 367,000 jobs lost between January 2001 and July 2003.

Both the California economy and the national economy have improved in 2004 and the first quarter of 2005. Growth of national economic output was close to a 20-year high in 2004. Economic growth slowed modestly in the first quarter of 2005. California personal income grew almost twice as fast in 2004 as in 2003. Total personal income grew by 6.1% in 2004, after growing only 3.1% in 2003. The corresponding gains for wage and salary income were 6.1% and 2.1%. Statewide taxable sales were 8.5% higher in 2004 than in 2003. California exports increased by 17% in 2004 and were about 5% higher in the first quarter of 2005 than a year earlier. The average level of nonfarm payroll employment was 1% higher in 2004 than in 2003 and 1.6% higher in the first quarter of 2005 than a year earlier.

Population and Labor Force. The State's July 1, 2004 population of over 36 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49% of the State's population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20%, with a population of over 7.0 million.

The following table shows California's population data for 1995 through 2004.

Population 1995-04*

		% Increase		% Increase	California
	California	Over Preceding	United States	Over	as % of United
Year	Population	Year	Population	Preceding Year	States *

1995	31,7	0.6	266,278,393	1.2	11.9
	12,000
1996	31,9	0.8	269,394,284	1.2	11.9
	63,000
1997	32,4	1.5	272,646,925	1.2	11.9
	53,000
1998	32,8	1.3	275,854,104	1.2	11.9
	63,000
1999	33,4	1.7	279,040,168	1.2	12.0
	19,000
2000	34,0	2.0	28	1.1	12.1
	99,000		2,192,162
2001	34,7	2.0	28	1.0	12.2
	84,000		5,102,075
2002	35,3	1.8	28	1.0	12.3
	93,000		7,941,220
2003	35,9	1.7	29	1.0	12.4
	91,000		0,788,976
2004	36,591,000	1.7	293,655,404	1.0	12.5

*Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 through 2004.

		Labor Force 1994-04

	Labor Force Trends		Unemployment Rate (%)
	(in Thousands)
Year	Labor Force	Employment	California	United States

1994	15,271	13,954	8.6	6.1
1995	15,264	14,062	7.9	5.6
1996	15,436	14,304	7.3	5.4
1997	15,793	14,781	6.4	4.9

		Labor Force 1994-04

	Labor Force Trends		Unemployment Rate (%)
	(in Thousands)
Year	Labor Force	Employment	California	United States
1998	16,167	15,204	6.0	4.5
1999	16,431	15,567	5.3	4.2
2000	16,870	16,034	5.0	4.0
2001	17,150	16,218	5.4	4.7
2002	17,327	16,165	6.7	5.8
2003	17,414	16,224	6.8	6.0
2004	17,552	16,460	6.2	5.5
SOURCE:	State of California, Employment Development Department.

The state unemployment rate was 5.4% in March 2005, down from 6.0% in December 2004 and 6.4% in March 2004. The national unemployment rate in March 2005 was 5.2%. U.S. output growth is projected to slow in 2005 and in 2006. California personal income growth is expected to slow in 2005 before increasing in 2006.

Recent Developments

State Economy and Finances. In recent years, the State has experienced a decline in revenues attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as taxes on capital gains realizations and stock option income. The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in Fiscal Year 2000-01 to $8.6 billion in Fiscal Year 2001-02, and to $5.2 billion in Fiscal Year 2002-03, a total 70% decline. Total personal income tax revenue declined from $44.6 billion to $32.7 billion in the same period. The State's economy continued to grow slowly through the end of 2003, but is projected to grow moderately in 2004.

On July 31, 2004, the Governor signed the 2004 Budget Act (the "2004 Budget Act") into law. Two measures intended to address the existing cumulative budget deficit and to implement structural reform were both approved at the March 2, 2004 statewide primary election. The California Economic Recovery Bond Act ("Proposition 57") authorizes the issuance of up to $15 billion of economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. The bonds will be issued in lieu of fiscal recovery bonds previously authorized by the California Fiscal Recovery Financing Act. Three first two series of ERBs have been offered, which provided approximately $11.254 billion of net proceeds to the General Fund. The second measure entitled the Balanced Budget Amendment ("Proposition 58") requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

Fiscal Year 2005-06 Budget. The 2005-06 Governor's Budget (the "2005-06 Budget"), released on January 10, 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion in Fiscal Year 2005-06 would continue to recur. The Governor has proposed various corrective measures, including Constitutional reforms that have been submitted to the Legislature. The 2005-06 Budget projects (i) revenues and transfer for Fiscal Year 2005-06 of $85.5 billion ($5.2 billion more than the forecasts for the current fiscal year) and reflecting a $5.35 billion (7% increase) in major revenues due to improved economic forecasts; (ii) expenditures of $85.7 billion ($3.4 billion more than the forecasts for the current fiscal year); and (iii) a projected reserve of $500 million as of June 30, 2006, compared to a revised estimated of $784 million as of June 20, 2005.

On February 22, 2005, the State Legislative Analyst's Office (the "LAO") released a report, which provided a comprehensive analysis of the 2005-06 Budget. The LAO projected that State revenues for Fiscal Years 2004-05 and 2005-06 would be $2.2 billion higher than as forecasted in the 2005-06 Budget, based largely upon stronger than expected 2004 year-end personal and corporate income tax collections. However, the LAO warned of continued budget shortfalls in the range of $4-4.5 billion, commencing in Fiscal Year 2006-07 and beyond, assuming that all of the budget proposals from the 2005-06 Budget are adopted, or of deficits of twice that magnitude if such proposals are not adopted.

On May 13, 2005, the Governor released the May Revision to the 2005-06 Budget (the "2005-06 May Revision"), which provides updated revenue and economic forecasts and revised budget proposals. The 2005-06 May Revision projects a June 20, 2006 General Fund reserve of $1.415 billion, an increase of $915 million from the 2005-06 Budget projections. This reserve includes a $900 million set aside for refunds and to account for accelerated payment of amnesty related revenue. After review the 2005-06 May Revision, the LAO concluded that while the Governor's proposals have addressed the projected budget deficits for the current year and the next fiscal year, ongoing structural deficits (estimated at approximately $5 billion for Fiscal Year 2006-07) will continue to plague the State without further Legislative solutions.

On June 13, 2005, the Governor signed a proclamation officially calling a statewide special election to be held on November 8, 2005. This proclamation specifies a series of initiatives to be placed on the ballot, including a budget reform initiative.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of June 1, 2005, the State had outstanding approximately $47.1 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $35.7 billion of long-term general obligation bonds, including up to approximately $20.5 billion of general obligation bonds authorized to be issued initially as commercial paper notes, and approximately $15.2 billion of other authorized but unissued general obligation bonds.

General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6.4 billion of variable rate general obligation bonds, representing 13.5% of the State's total outstanding general obligation bonds as of June 1, 2005. The Legislature has approved approximately $ 600 million of new bond authorizations to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until 2008. Additional bond proposals may be added to the 2006 primary or general election ballots. Voters have already approved approximately $3.8 billion in bond issuances at the November 2004 election.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. This amount may be increased or decreased in the future. As of June 1, 2005, the finance committees had authorized the issuance of up to $20.5 billion in such notes, of which $430.9 million was issued and outstanding.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.5 billion General Fund-supported lease-purchase obligations outstanding as of June 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $3.4 billion authorized and unissued as of June 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $41.5 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of December 31, 2004.

Pension Obligation Bonds. Pursuant to the California Pension Restructuring Bond Act of 2004 (the "Restructuring Bond Act"), the State proposes to issue $560 million of pension obligation bonds to make Fiscal Year 2005-06 contributions to the California Public Employees' Retirement System ("CalPERS")

. The cost of issuance will be paid from a General Fund appropriation, rather than from bond proceeds. The net benefit to the General Fund will be $525 million. The payment of the debt service on the bonds would be payable from the General Fund. As with previous proposed pension bond issuances, the proposed issuance will be the subject of a validation action brought by the Pension Obligation Bond Committee (the "Committee") for and on behalf of the State. The State anticipates that the bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2006, and that the proceeds from the issuance will be available to fund all or part of the State's April and June Fiscal Year 2005-06 payments.

Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State's pension obligation for Fiscal Year 2004-05. The Committee initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit. The validation action was challenged in court, which prevented the issuance of the pension obligation bonds in time to pay the pension contribution during Fiscal Year 2004-05. The issuance of 2005-06 pension obligation bonds is also subject to this challenge. There can be no assurance that the validation action will be successful.

The Restructuring Bond Act limits the maximum amount of bonds that can be issued to no more than one-third of the 20 years savings expected to result from restructuring the State's pension programs, estimated at $560 million. The Restructuring Bond Act includes reforms to the State's pension obligations, which the Administration estimates will reduce pension costs in a cumulative amount of $1.7 billion over the next 20 years.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by Proposition 58 shall be used to repay the ERBs. The State has issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04 (of which, approximately $9.2 billion was applied to Fiscal Year 2002-03 expenditures, and approximately $2 billion has been applied to offset current fiscal year General Fund expenditures). The 2005-06 May Revision assumes no ERBs will be issued in Fiscal Year 2005-06. The State may issue the remainder of authorized ERBs in the current or future fiscal years.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

On June 18, 2003, the State issued $10.97 billion of RAWs, which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. Finally, the State issued $6 billon of RANs on October 6, 2004, which matured on June 30, 2005.

Ratings. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baa1" by Moody's.

In May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. In August 2004, following the adoption of the 2004 Budget Act, Fitch removed the State's general obligation bonds from its negative credit watch. Also in August 2004, Standard & Poor's raised its rating on the State's general obligation bonds to "A" from "BBB" and removed the State's general obligation bonds from its credit watch. In September 2004, Fitch raised its rating on the State's general obligation bonds to "A-" from "BBB." State Funds and Expenditures.

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The State's General Fund Budget operates on a legal basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. As required by Proposition 58, beginning with Fiscal Year 2004-05, the State must pass an annual balanced budget.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The General Fund. The monies of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic

Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief.

For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of May 31, 2005, there were no outstanding loans from the SFEU and other internal sources to the General Fund.

Unemployment Insurance Fund. In Fiscal Year 2004-05 the State is estimated to pay $5.87 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In Fiscal Year 2005-06 the State estimates it will pay $5.831 billion in benefits from the UI Fund. In calendar year 2004, the Employment Development Department ("EDD") obtained a cash flow loan from the United States Department of Labor to pay the unemployment benefits. The 2004 Budget Act contains provisional language authorizing up to $2.5 million in interest from the EDD Contingent Fund towards the repayment of the loan. Previous similar loans have been repaid prior to September 30, 2004, therefore no interest has been incurred to date. The EDD does not currently project a need to borrow during the last quarter of 2005. At this time, the UI fund is not projected to be in a deficit at the end of calendar year 2005. There is currently no estimate of potential deficit projections for calendar year 2006.

Investment of Funds. Monies on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of April 30, 2005, the PMIA held approximately $41.3 billion of State monies and $19.2 billion of monies invested for about 2,700 local governmental entities. The PMIA held $60.5 million in assets as of April 30, 2005.

Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute.

CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. As of June 30, 2004, employer participants, in addition to the State, included 61 school employers and 1,443 other public agencies. As of the same date, PERF had 1,002,067 program members and 413,272 benefit recipients. The payroll for State employees covered by PERF for Fiscal Year 2003-04 was approximately $12.7 billion. Due to investment losses and increased retirement benefits, the State contribution to CalPERS, through the PERF, has increased from $156.7 million in Fiscal Year 2000-01 to an estimated $2.429 billion in Fiscal Year 2005-06. On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets. The effect of this policy will reduce the State's Fiscal Year 2005-06 General Fund contribution to CalPERS by $152 million from what was originally budgeted for Fiscal Year 2005-06.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.

The 2005-06 Budget includes a pension reform package to reduce the State's future costs of pension contributions by an estimated $538 million for Fiscal Year 2005-06. Based on the Governor's reform proposal, starting in the 2005-06 budget year, employees will be expected to pay one-half the total charges approved by the CalPERS, including both the charge for normal cost and the charge for any unfunded liability. The 2005-06 May Revision also assumes the issuance of $560 million of pension obligation bonds, yielding net proceeds of $525 million, to cover a portion of the State's retirement obligations for Fiscal Year 2005-06.

Welfare Reform. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through June 30, 2005. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program.

Current reauthorization legislation would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements from the current statutory rate of 50% to 70% in Fiscal Year 2010. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant Federal penalties.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 495,000 cases in 2004-05 and 473,000 in 2005-06. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by over 34%, and the number of working recipients has increased from less than 20% in 1996 to nearly 50% in 2003.

In Fiscal Years 2004-05 and 2005-06, California will continue to meet, but not exceed, the Federally required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and TANF MOE amounts, the 2005-06 Budget proposes to (i) eliminate the statutory requirement to provide an automatic annual grant cost-of-living adjustment ; (ii) build on reforms included in the 2004 Budget Act to strengthen the work focus of the CalWORKs program; (iii) reduce the earned income disregard percentage amount; (iv) implement a new incentive system; and (v) reduce grants by 6.5% to better align benefit levels with other state programs. These, and other related adjustments, are projected to result in General Fund savings totaling $468.5 million in the CalWORKs budget and $312.5 million in other programs by using TANF grant funds to offset eligible General Fund expenditures in other areas. The 2005-06 May Revision to the 2005-06 Budget includes total CalWORKs-related expenditures of $ 6.7 billion for Fiscal Year 2004- 05 and $6.8 billion for Fiscal Year 2005-06. The 2005-06 May Revision includes a TANF reserve of $ 254.5 million.

Local Governments. The primary units of local government in the State are the counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles

County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-14 education. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of a Constitutional amendment will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax that they receive. Under the State-local agreement and implementing legislation for Fiscal Years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 ("Amendment No. 4") was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The mandate provisions of Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Vehicle License Fee. A program to offset a portion of the VLF paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLF became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5% . This level of offset provided tax relief of $4.3 billion in Fiscal Year 2003-04. Beginning in Fiscal Year 2004-05, the State-local agreement will permanently reduced the VLF rate to 0.65% and the offset program be eliminated. Amendment No. 4 codifies the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in the VLF rate below the rate of 0.653% of the market value of the vehicle.

In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLF paid by taxpayers returned to the pre-1999 level so the State would not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor

Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received backfill payments totaling $3.80 billion in Fiscal Year 2002-03, and $3.1 billion in Fiscal Year 2003-04. The State-local agreement provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. The 2005-06 May Revision proposes the early repayment, in Fiscal Year 2005-06, of $593.4 million of the $1.2 billion VLF backfill payments owed to local governments.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2 billion and $2.2 billion in State resources in Fiscal Years 2004-05 and 2005-06, respectively, and $475 million in resources from the counties in each fiscal year.

Repayment of Energy Loans. The Department of Water Resources (the "DWR") borrowed $6.1 billion from the General Fund for its power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million.

The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self -supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the major investor owned electric utilities ("IOUs") resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit. For example, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

State law requires an estimate of the Appropriations Limit to be included in the proposed budget and thereafter to be subject to the budget process and established in the Budget Act. As of the release of the 2005-06 Budget, the State projected the Appropriations Limit to be $9.376 billion and $9.706 billion in Fiscal Years 2004-05 and 2005-06, respectively.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by

Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost-of-living adjustments, enrollment, and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 39% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools.

The 2005-06 May Revision reflects General Fund Proposition 98 expenditures in Fiscal Years 2003-04 through 2005-06. The 2005-06 May Revision includes full funding for statutory growth (0.69%) and cost-of-living adjustments (4.23%), and also reflects the deferral of Proposition 98 expenditures of $1.297 billion, $1.283 billion and $1.303 billion from Fiscal Years 2003-04 to 2004-05, 2004-05 to 2005-06, and 2005-06 to 2006-07, respectively.

Legislation related to the 2004 Budget Act suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased due to subsequent revenue growth in the General Fund to be $3.78 billion. Additional appropriations are not proposed in the 2005-06 Budget. This suspended amount is added to the existing maintenance factor for a total balance of $3.84 billion at the end of Fiscal Year 2005-06. The Governor's reform proposal would require this $3.84 billion maintenance factor to be paid within

15 years, and that such payments would no longer increase the Proposition 98 base calculation for future years.

Appropriations for Fiscal Years 2002-03 and 2003-04 are currently estimated to be $473.6 million and $ 532.9 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations through the 2003-04 Fiscal Year, including $250.8 million owed from the 1995-96 and 1996-97 Fiscal Years, until these obligations are fully repaid. However, the 2005-06 May Revision proposes to fund $251.8 million toward these settle-up obligations, repaying the Fiscal Years 1995-96 and 1996-97 obligations in full and also paying $971,000 toward the Fiscal Year 2002-03 obligation. The current estimate of the remaining obligation is $1.006 billion.

Constraints on the Budgetary Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. Proposition 1A, approved in 2004, limits the Legislature's power over local revenue sources. This, and other recent constitutional amendments affecting the budget process, is described below. In addition, the 2005-06 Budget includes budget reforms that propose new Constitutional initiatives, including an amendment that would require across-the-board spending reductions to close a budget gap if the Legislature does not act within a certain period of time. These proposals are also described below.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.

Proposition 58 requires that a special reserve (the Budget Stabilization Account) be established in the General Fund. Beginning with Fiscal Year 2006-07, a portion of estimated annual General Fund revenues would be transferred into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State), or (ii) inter-fund borrowings.

Proposition 1A. Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties, or special districts to abide by the mandate would be suspended. Proposition 1A also expanded the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. Beginning with Fiscal Year 2004-05, and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually. The initiative defines the base level as the fiscal year during the period July 1, 2000 through June 30, 2004, for which the State's non-Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data as of the 2005-06 May Revision, the 2001-02 Fiscal Year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of the 2005-06 May Revision, the initiative is unlikely to require implementation of the funding increase for before and after school programs until Fiscal Year 2008-09. The 2004 Budget Act includes about $121.6 million for these programs, so when the initiative is fully triggered, it would appropriate an additional $428.4 million.

Governor's Budget Reform Proposals. The Governor has proposed a series of Constitutional budgetary reform proposals to address the State's continuing structural deficit. These proposals include amendments (i) requiring automatic, non-discretionary across-the-board reductions in State spending to address budget imbalances; (ii) prohibiting the suspension of Proposition 98 guarantee payments, and eliminating the "Test 3" calculation (which allows for the reduction of the growth rate of Proposition 98 funding during low revenue years and creates a "maintenance factor" to be made up in future years); (iii) prohibiting the State from using the proceeds of the gasoline sales tax for any non-transportation purpose, effective after Fiscal Year 2006-07; (iv) prohibiting the State from offering defined benefit plans for new employees; (v) prohibiting budgetary borrowing from special funds; and (vi) allowing the State to repay outstanding certain loans, deferred Proposition 98 obligations and unfunded mandates upon local governments and schools over a period of up to 15 years. These budget proposals, will limit the discretion of the Legislature and the Governor in dealing with budget imbalances, and potentially shift all of the burden of balancing the budget on spending reductions in non-Proposition 98 programs (such as higher education, health, social services and criminal justice) or on taxpayers in the form of higher fees and taxes. In addition, the Governor has endorsed a Constitutional amendment initiative entitled "California Live Within Our Means Act," which has qualified for the November 2005 special election.

Tobacco Settlement. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale producing $2 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

Sources of State Revenue

The 2005-06 May Revision estimates that General Fund tax revenues have increased by 6.3% in Fiscal Year 2004-05 and are projected to increase by 5.5% in Fiscal Year 2005-06. In 2004, the Legislature created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers who could have applied for amnesty but didn't are subject to higher penalties if found to owe additional amounts for amnesty years. The 2005-06 May Revision estimates a net multi-year General Fund personal and corporate income tax revenue gain from the amnesty program of $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Budget.

Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3% . Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the Federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 38.7% of the total personal income tax in the 2003 tax year.

Taxes on capital gains and stock options, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 5.6% of General Fund revenues over the last ten years. The 2005-06 May Revision forecast estimates that capital gains and stock option tax receipts will account for 10.8% of General Fund revenues in each of Fiscal Years 2004-05 and 2005-06. A proposal to add a 1% surcharge on taxable income over $1 million was approved by voters on the November 2004 election ballot. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2005, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the State's ERBs.

Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the 2005-06 May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The 2005-6 May Revision estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2006.

Corporation Tax. Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in Federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65% .

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5% of profits.

Taxpayers with net operating losses ("NOLs") are allowed to carry forward NOLs for tax purposes and deduct a portion in subsequent years. State law suspended the use of any carryover NOLs for the 2002 and 2003 tax years, but allowed taxpayers to deduct those losses beginning in the 2004 tax year and extended the expiration date for those losses by two years. The percent of a taxpayer's NOLs that can be carried forward also increased from 65% to 100% beginning January 1, 2004, for NOLs generated after that date. About 85% of NOLs are deducted from corporation taxes with the balance deducted from personal income tax.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties); and (iv) motor vehicle related taxes and fees. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2003-04, $7.7 billion was derived from this source, with approximately $3.2 billion being returned to local governments.

Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. The State's excise tax proceeds are earmarked for childhood development, education, health, research and other programs.

State Economy and Finances

The State economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-00, General Fund tax revenues exceeded budget estimates. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended Fiscal Year 2000-01 with a budget reserve of $5.39 billion.

During Fiscal Year 2001-02, however, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources only generated $59.7 billion, a drop of over $13 billion from the prior fiscal year. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for the energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and projects, the State ended Fiscal Year 2001-02 with a $2.1 billion negative fund balance.

State Budget — Fiscal Year 2003-04. The 2003-04 proposed budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 proposed budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively, and projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

On May 14, 2003, the previous Governor released revisions to the proposed budget. The revisions reduced the revenue estimate for Fiscal Year 2002-03 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, the revisions estimated the budget gap for Fiscal Years 2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the previous Governor on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues (as projected by the LAO, reflecting a correspondingly moderate growth in the State's economy.

The June 30, 2004 reserve was

projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the ERBs. The projection also assumed other external borrowings including $929 million in pension obligation bonds (which were not issued) and $2.3 billion in tobacco securitization bonds (which were issued), and the use of Proposition 98 and other deferrals. The State ended Fiscal Year 2003-04 with a reserve of $1.7 billion.

State Budget — Fiscal Year 2004-05. The 2004-05

Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for Fiscal Year 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both

Fiscal Years 2003-04 and 2004-05), a $1 billion reduction in the sale of ERBs and a $1.112 billion increase in expenditures (over both Fiscal Years 2003-04 and 2004-05).

2004 Budget Act. The 2004 Budget Act was adopted by the Legislature on July 29, 2004, and signed by the Governor on July 31, 2004. The 2004 Budget Act largely reflects the proposals contained in the May Revision, including the use of $2 billion of proceeds of the ERBs issued in Fiscal Year 2003-04.

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6%, from $74.6 billion in Fiscal Year 2003-04, to $77.3 billion in Fiscal Year 2004-05. The revenue projections assumed a continuing rebound in California's economy. Excluding the impact of the ERBs, General Fund expenditures were estimated to increase by 6.7%, from $75.6 billion in Fiscal Year 2003-04, to $80.7 billion in Fiscal Year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%).

The 2004 Budget Act contained the following major components:

resetting 1. Rebasing Proposition 98 minimum funding guarantee at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-05.

  fee increases of 14% for undergraduate and 40% for graduate students at the State major reform of the Medi-Cal program, and increased work incentives under the increasing State employees' retirement contributions by 1%, repeal retirement benefit
  2. A new fee policy for higher education where future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10% a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50% differential is achieved. In Fiscal Year 2004-05, fees are increased 14% for undergraduates and 20% for graduate students. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

3. The 2004 Budget Act does not include any savings attributed to Medi-Cal redesign, but does include $992 million in reductions in various social service programs from otherwise mandated levels.

4. The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the substantially reducing external borrowings and offset expenditures with

State's required contributions to CalPERS in Fiscal Year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. The State no longer assumes that the pension bonds will be issued in Fiscal Year 2004-05 due to litigation delays.

5. The 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in Fiscal Year 2004-05. In addition, approximately $2 billion of ERB proceeds will be used to offset Fiscal Year 2004-05 General Fund expenditures. In contrast, in Fiscal Year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

6.	The elimination of the VLF offset program beginning in Fiscal Year 2004-05.

7.	The 2004 Budget Act includes $300 million in additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell the revenue stream to be received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance.

8. The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in Fiscal Year 2004-05; (iii) $206 million for spending reduction that would result from changes in the correctional system; and (iv) $150 million of additional savings.

In its November 17, 2004 Report, the LAO projected an imbalance of approximately $6.7 billion for Fiscal Year 2005-06. The LAO noted that the gap-closing efforts for the current budget will not be available in future years. Noting that the budget deficit could approach $10 billion in Fiscal Year 2006-07, the LAO stated that serious structural reforms by the State Legislature will be necessary to address these issues.

Over three dozen cities have filed a petition for writ of mandate (City of Cerritos et al. v. State Board of Equalization) seeking to prohibit the State Board of Equalization from implementing a 1/4¢ reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature in 2003 along with Proposition 57 and a 1/4¢ increase in the State sales and use tax to secure the State's ERBs. Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the ERBs or the imposition of the temporary 1/4¢ increase in the State sales and use tax. A hearing on the petition was held May 14, 2004, and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending at the appellate level.

State Budget — Fiscal Year 2005-06. The 2005-06 Budget, released on January 10, 2005, estimated an operating deficit (absent corrective actions) of $9.1 billion in Fiscal Year 2005-06. On May 13, 2005, the Governor released the May Revision to the 2005-06 Budget. The 2005-06 Budget (as updated by the 2005-06 May Revision) proposes various corrective actions that result in a balanced budget and also revises various revenue and expenditure estimates for Fiscal Year 2004-05 as described below.

Fiscal Year 2004-05 Revised Estimates in 2005-06 May Revision. The 2005-06 May Revision projects that the State will end Fiscal Year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from the 2004 Budget Act projections. Under the 2005-06 May Revision, General Fund revenues and transfers for the current fiscal year are projected at $78.2 billion, an increase of $986 million from the projections in the 2004 Budget Act. Under the 2005- 06 May Revision, General Fund expenditures for the current fiscal year are projected at $79.5 billion ($2.244 billion increase from 2004 Budget Act projections).

For budgetary purposes, revenues from the tax amnesty program (described above) resulted in a carry-over adjustment increasing the beginning General Fund balance for Fiscal Year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in Fiscal Year 2004-05, $1.1 billion in Fiscal Year 2005-06 and $0.9 billion in Fiscal Year 2006-07, to account for refunds and the recognition of income. The 2005-06 May Revision estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Budget. These amounts constitute one-time revenues that the 2005-06 May Revision proposes for one-time purposes.

Under the 2005-06 May Revision, General Fund expenditures for Fiscal Year 2004-05 are projected at $82 billion, an increase of $1.3 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act:

1.	$258 million in additional Proposition 98 expenditures;

2.	$538 million in additional expenditures relating to trial courts costs and punitive damage award revenues;

3. $352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction is now shifted to Fiscal Year 2005-06, assuming the issuance of pension obligation bonds);

4. $207 million in additional expenditures due to enrollment and population growth and the elimination of realized savings from the reorganization of certain State agencies and commissions; and

5. $101 million in additional expenditures for nursing facilities.

Proposed Fiscal Year 2005-06 Budget (as updated by the 2005-06 May Revision). The 2005-06 May Revision projects to end Fiscal Year 2005-06 with a $1.415 billion reserve. General Fund revenues and transfers for Fiscal Year 2005-06 are projected at $88.5 billion, an increase of $4.4 billion compared with revised estimates for Fiscal Year 2004-05. The 2005-06 May Revision, among other assumptions, reflects an increase in major revenues of $4.504 billion, or 5.9%, due to improved economic forecast.

General expenditures for Fiscal Year 2005-06 are projected at $88.5 billion, an increase of $6.5 billion (8%) compared with revised estimates for Fiscal Year 2004-05. This reflects a total of $ 3.8 billion of General Fund policy expenditure solutions , spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court order, and to provide for cost of living adjustments and growth in enrollment, caseload, and population.

The 2005-06 Budget (as updated by the 2005-06 May Revision) contains the following major components:

1.	General Fund expenditures are proposed to increase by $2.555 billion (7.5%), due to increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in Fiscal Year 2005-06, adjusted for changes in local revenues.

2.	The 2005-06 Budget marks the first year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 to provide funding stability and preserve educational quality at the State's colleges and universities over the next six fiscal years in exchange for improved accountability in a variety of key student performance measures.

3.	Expenditures for Health and Human Services Programs are proposed to increase by $1.8 billion over revised Fiscal Year 2004-05 levels. This increase consists of caseload and other workload increases totaling $2.7 billion, offset by $900 million in savings from major policy changes to close the budget gap. Approximately $903 million of savings are projected to be achieved through Department of Social Services proposals. In addition, MediCal savings of $260 million is projected to be achieved primarily by replacing General Fund support with new Federal funds for certain prenatal care services.

4.	The 2005-06 Budget includes reduced expenditures from proposed changes to the pension system. These include a projected $296 million of savings from two proposals: (i) all state employees, as their contracts expire, will be required to fund one-half of the future cost of retirement rather than approximately one-fourth of the amounts, and (ii) state employees will be allowed to opt out of CalPERS, and the State would augment their salaries by one-half the actuarial normal cost. The reforms also include a projected $469 million of CalSTRS savings achieved by shifting the State's contribution to the Defined Benefit Program to the school districts or the covered employees.

5.	The 2005-06 Budget assumed the issuance of $800 million pension obligation bonds, yielding a net benefit to the General Fund of $765 million, to cover a portion of the State's required contributions to CalPERS in Fiscal Year 2005-06. The 2005-06 May Revision has adjusted that estimate downward to $560 million, with a net benefit to the General Fund of $525 million.

6.	The 2005-06 May Revision, includes: (i) $268 million in savings from the suspension of most mandates in Fiscal Year 2005-06; (ii) $882 million from a variety of proposals to increase revenues without tax increases; and (iii) $91.2 million in additional savings from reducing state operations budgets for departments within the Administration. The 2005-06 May Revision eliminates the proposed suspension of the transfer of $1.3 billion of Proposition 42 sales tax funds to the Transportation Investment Fund; these funds will now be transferred and available for transportation purposes.

The 2005-06 May Revision reflects the following major items and changes to the 2005-06 Budget: (i) $1.683 billion revenue reduction due to the cancellation of the issuance of ERBs; (ii) $1.313 billion increased expenditure to fully fund the Transportation Investment Fund; (iii) $593.4 million increased expenditure to repay cities and counties for certain VLF fees that cities and counties did not receive in Fiscal Year 2003-04; (iv) $240 million reduction in savings from pension obligation bonds due to downward re-estimate; (v) $284 million increase in Proposition 98 funding; and (vi) $152.7 million savings in the State's CalPERS contributions.

Budget Reform Proposals and Related Initiatives. Although the 2005-06 Budget makes significant progress in eliminating the structural deficit, absent corrective action, the State will continue to face a structural budget deficit in Fiscal Year 2006-07 and beyond. The 2005-06 Budget proposes a series of constitutional reforms to create the tools and incentives to readjust the structure of the State's budget. These proposed Constitutional amendments have been submitted to the Legislature in a special session called by the Governor, and must be approved by a majority of the voters. The Administration is still working with the Legislature towards the adoption of the proposed budget reforms.

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, the Legislature statutorily reduced a continuing appropriation to CalSTRS Supplemental Benefit Maintenance Account ("SBMA") for Fiscal Year 2003-04 by $500 million, and provides that in future fiscal years, the $500 million may be returned if needed to make the SBMA actuarially sound. In October 2003, CalSTRS petitioned the California Supreme Court (Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller. ) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the legislation. Plaintiffs also sought injunctive and declaratory relief to the same effect. On May 4, 2005, the trial court granted plaintiffs' motion for summary judgment. The court declared that the statutory reduction unconstitutionally impairs CalSTRS members' vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to SBMA. The judgment also will include an award of interest in an as yet unknown amount. The State is in the process of reviewing the court's order and evaluating possible grounds for an appeal.

Actions Seeking Flood-Related Damages.

Paterno v. State of California, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. The appellate court reversed the trial court judgment, remanded the case to the trial court with direction to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review, thus ending the liability phase of the trial , remanding the case to trial court for expedited hearings on issues of damages, interest, fees, costs and expenses, unless resolution of such issues is unnecessary because the settlement efforts described below are ultimately successful.

With regard to settlement, the State and the plaintiffs have agreed to enter or entered into stipulations for entry of judgment for all cases in the coordinated actions. These stipulations for entry of judgment are in various stages of completion, and include the following: (i) a stipulated judgment against the State in favor of plaintiff First Union Real Estate Equity and Mortgage Investments for $11 million, which was entered against the State on March 4, 2005; (ii) a stipulated judgment against the State in favor of several commercial plaintiffs, including K-Mart Corporation and Factory Mutual Insurance Company, for $25 million, which has not yet been fully executed or entered against the State; and (iii) a stipulated judgment against the State in favor of the remaining plaintiffs for $428 million. This stipulated judgment is fully executed and is subject to the consent of 90% of the affected plaintiffs. The process of obtaining these consents is underway and after the 90% threshold is reached application will be made to the court for entry of judgment.

Tax Refund Cases.

Five pending cases challenge the Franchise Tax Board's (the "FTB") treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In General Motors Corp. v. Franchise Tax Board ,the California Supreme Court granted General Motors' petition for review of the appellate court's ruling in favor of the FTB. The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in appellate court; Toys "R" Us, Inc. v. Franchise Tax Board also is pending in appellate court. The trial courts in The Limited Stores and Toys "R" Us ruled in favor of the FTB on this issue . Montgomery Ward LLCv . Franchise Tax Board and Colgate Palmolive v. Franchise Tax Board are both pending in trial court. The Colgate matter has been stayed, pending the Supreme Court's decision in General Motors. On February 25, 2005, the appellate court issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board in which the court ruled in favor of the FTB. On June 8, 2005, the California Supreme Court granted review. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Environmental Cleanup Matter. In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") "Superfund" List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State), but litigation on these claims have been tolled by agreement of the parties until October 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

Energy Matters. In People v. ACN Energy, Inc., et al., the court is considering whether and to what extent compensation is due to market participants who have claimed compensation as a result of certain executive orders issued under the California Emergency Service Act "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action, the State seeks a declaration that it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the DWR for electricity received under the commandeered block forward contracts. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board, which was dismissed on procedural grounds, the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1.0 billion.

Escheated Property Claims. In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State: Lusby-Taylor v. Westly, Orfield v. Westlyand Suever v. Westly. The plaintiffs seek damages, which certain plaintiffs in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the stock was sold and the present. All the cases are styled as class actions, though in Lusby-Taylor and Suever, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Suever, which is now pending appeal. Orfield and Lusby-Taylor are being litigated in the trial court. The State has ultimately prevailed in two similar cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements.

In two pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly and Trust Realty Partners v. Westly. The Trust Realty lawsuit focuses on the State's elimination of interest payments on unclaimed property claims, and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as a class actions suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action for the purpose of determining liability, but the court has deferred class certification on the issue of damages. If this action is certified as a class action for purposes of determining damages and a court awarded damages pursuant to its statutory authority for every use of the body-imaging machine, damages could be as high as $3 billion. Trial is currently scheduled to begin in September 2005.

Action Seeking A Cost of Living Adjustment for CalWORKs Recipients. Juana Raquel Guillen, et. al. v. Schwarzenegger, et. al., is currently pending before an appellate court. The trial court determined that the Governor's reduction of the VLF in 2003 constituted an "increase in tax relief," thus statutorily triggering an upwards cost of living adjustment for CalWORKs recipients. The estimated cost to the State is $250 million.

Actions Seeking Program Modification. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million.

Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Natural Resources Defense Council et al. v. California Department of Transportation et al., plaintiffs obtained an injunction requiring the Department of Transportation (the "DOT") to comply with National Pollution Discharge Elimination System requirements under the Federal Clean Water Act in connection with storm water discharges from State highways and construction sites in the area that includes Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to Federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of these studies will be implemented. Plaintiff's position is that the DOT should be required to retrofit its facilities with devices to treat storm water regardless of whether any construction is planned in any given area. For planning purposes, the DOT is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through Fiscal Year 2006-07. While the impact of a judgment of the scope sought by the plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The matter of Conlan v. Bonta is pending in appellate court. A prior appellate court held that the State's Medi-Cal program violated federal law due to untimely reimbursements to patients. The Department of Health Services was ordered to develop a compliance program to implement a timely reimbursement window. The trial court, on remand, rejected the proposal and ordered the Department to take additional steps to reimburse patients. The pending action is the Department's appeal of that order. The State estimates that the costs of a program and the related reimbursements could total over $250 million, which the State believes would not be eligible for Federal offsets.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State in any of these cases could be as high as $1 billion per year in programming costs going forward.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have appealed a decision dismissing a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act (the "ADA") and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons.

In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services. The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Action for Damages for Alleged Destruction of Indian Burial Sites. On January 16, 2004,

John Tommy Rosas v. United States of America, et seq. was filed in Federal district court. In his complaint, plaintiff, in his individual capacity and as a vice-chairman of the Gabrielino/Tongva Indians of California Tribal Counsel, alleges violation of numerous Federal and State statutes, and provisions of the U.S. and State Constitutions, by a variety of Federal agencies, corporations, individuals and four State entities. The factual allegations pertain to an agreement among various defendants allegedly permitting the development of areas identified by plaintiff as sacred sites and Indian burial areas. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the State agencies as defendant. In February 2004, the corporate defendants filed a notice to dismiss, which is pending before the court.

Local Government Mandate Claims and Actions. In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission"), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for Fiscal Year 2000-2001 is just over $9.2 million. The test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown.

In recent years, the counties have received approximately $1 billion annually in VLF revenue and $ 410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a separate final appellate court decision that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs

. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. These lawsuits were consolidated in the Sacramento County Superior Court (County of San Diego v. State of California, et al;and County of Orange v. State of California, et al ). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through Fiscal Year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State's practice violates the Constitution, and has further ruled that Amendment No. 4 does not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases. A decision in either of these cases that is unfavorable to the State could eliminate $35 million in additional revenues in Fiscal Year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges primarily, in part, that a compact entered into between the Rincon Band and the State in 1999 is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiff's motion for injunctive relief and dismissed the complaint on procedural grounds. The motion is on appeal at the appellate court level. The tribe has filed a motion seeking to stay briefing on the appeal pending the District Court's ruling on a motion for reconsideration of a portion of the District Court's order, brought by the plaintiff. The District Court granted that request in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The Ninth Circuit is awaiting briefing by the parties as to the status of the appeal. The tribe has moved to voluntarily dismiss its appeal, and the State is considering its options.

California Commerce Casino, Inc., et al. v. Schwarzenegger et al. is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature's recent ratification of the Amended Compacts which was done through urgency legislation ("Chapter 91"). Plaintiffs and petitioner allege that Chapter 91 violates a provision of the Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. As amended, the plaintiffs' and petitioners' complaint also alleges that Chapter 91 violates Proposition 58 and constitutes an unconstitutional attempt to contract away the State's police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91, a decision prohibiting the implementation of Chapter 91 and a declaration that Chapter 91 is unconstitutional. The State has not yet been served with this lawsuit.

Prison Healthcare Reform. Plata v. Schwarzenegger is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled three years ago, but the Federal court retained jurisdiction to enforce the terms of the stipulated judgment. In May 2005, the court ordered the State to show cause why it should not relinquish control of the approximately $1.1 billion prison health care system to a court-appointed receiver. Evidentiary hearings underway are expected to culminate in a decision over the next few weeks as to whether the entire prison health care system should be placed in receivership. At this time, it is unknown what financial impact such an unprecedented decision would have on the State.

APPENDIX B
Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. The rating 'AA' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

Moody’s applies numerical modifiers 1, 2, and 3 to the 'Aa' generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

A plus (+) or minus (-) sign designation may be appended to the 'AA' or F1 rating to denote relative status within the rating category.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 15, 1994.

(b)	Registrant's By-Laws, as amended December 31, 1999, are incorporated by reference to Exhibit 23(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 26, 2000.

(d)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 14, 1995.

(e)	Distribution Agreement is incorporated by reference to Exhibit 23(e) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 26, 2000.

(g)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on July 29, 1996.

Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 15, 1994.

(h)	Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 15, 1994.

(i)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 14, 1995.

(j)	Consent of Independent Auditors.

(p)	Code of Ethics.

C-1

Item 23.	Exhibits. - List (continued)
Other Exhibits

(a)	Powers of Attorney for Stephen E. Canter and James Windels, officers, are Secretary is incorporated by reference to Other Exhibits 23 (a) of Post-Effective Amendment No. 23 to
the Registration Statement on Form N-1A, filed on July 28, 2002. Powers of Attorney of the Board members are incorporated by reference to Post-Effective Amendment No 21. to the Registration Statement on Form N-1A, filed on July 26, 2000.

(b)	Certificate of Secretary is incorporated by reference to Other Exhibits 23 (b) of Post-
Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July
26, 2000.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.	Indemnification

The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to
Item 25 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on July
29, 1996.

Reference is also made to the Distribution Agreement filed as Exhibit 23(e) of Post-Effective Amendment
No. 21 to the Registration Statement on Form N-1A on July 26, 2000.

Item 26.	Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-
investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

C-2

ITEM 26. Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Stephen R. Byers	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Director, Vice Chair, and		Managers
Chief Investment Officer

	Dreyfus Service Corporation++	Senior Vice President	3/00 - Present

	Founders Asset Management,	Member, Board of	6/02 - Present
	LLC****	Managers

	Dreyfus Investment Advisors,	Chief Investment Officer	2/02 - 7/05
	Inc. ++	Director	2/02 - 7/05

Stephen E. Canter	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Chair of the Board,
Chief Executive Officer and	Mellon Bank, N.A.+	Vice Chairman	6/01 - Present
Chief Operating Officer

	Standish Mellon Asset Management	Board Manager	7/03 - Present
Company, LLC*

	Mellon Growth Advisors, LLC*	Board Member	1/02 – 7/03

	Newton Management Limited	Director	2/99 - Present
London, England

	Mellon Bond Associates, LLP+	Executive Committee	1/99 – 7/03
Member

	Mellon Equity Associates, LLP+	Executive Committee	1/99 - Present
Member

	Franklin Portfolio Associates,	Director	2/99 - Present
LLC*

	Franklin Portfolio Holdings, Inc.*	Director	2/99 - Present

	TBCAM Holdings, LLC*	Director	2/99 - Present

	Mellon Capital Management	Director	1/99 - Present
Corporation***

	Founders Asset Management	Member, Board of	12/97 - Present
	LLC****	Managers

	The Dreyfus Trust Company+++	Director	6/95 - Present
		Chairman	1/99 - Present
		President	1/99 - Present
		Chief Executive Officer	1/99 - Present

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C-4

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona	Dreyfus Investment Advisors,	Chairman of the Board	2/02 – 7/05
Director and Vice Chair	Inc.++

	Boston Safe Advisors, Inc.++	Director	10/01 - Present

	Dreyfus Service Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 – Present
Vice Chair and Director

Thomas F. Eggers	Dreyfus Service Corporation++	Chairman	4/05 – Present
Director and President		Chief Executive Officer	4/05 – Present

	Dreyfus Service Organization++	Director	4/05 – Present

	Founders Asset Management LLC****	Member, Board of	4/05 – Present
Managers

	Lighthouse Growth Advisers LLC++	Member, Board of	4/05 – Present
Managers

	Scudder Investments	President	5/02 – 3/05
	345 Park Avenue	Chief Executive Officer	5/02 – 3/05
New York, NY 10154

	Scudder Distributor	Chairman	5/02-3/05
345 Park Avenue
New York, NY 10154

Steven G. Elliott	Mellon Financial Corporation+	Director	1/01 - Present
Director		Senior Vice Chairman	1/99 - Present

	Mellon Bank, N.A.+	Director	1/01 - Present
		Senior Vice Chairman	3/98 – Present

	Mellon Financial Services	Director	1/96 - Present
	Corporation #1	Vice President	1/96 - Present
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

	Allomon Corporation	Director	12/87 - Present
Two Mellon Bank Center
Pittsburgh, PA 15259

	Mellon Funding Corporation+	Director	8/87 – Present

	Mellon Ventures, Inc. +	Director	1/99 – Present

David F. Lamere	Mellon Financial Corporation +	Vice Chairman	9/01 – Present
Director
	Wellington-Medford II Properties, Inc.	President and Director	2/99 – Present
Medford, MA

	TBC Securities Co., Inc.	President and Director	2/99 – Present
Medford, MA

	The Boston Company, Inc. *	Chairman & CEO	1/99 – Present

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C-5

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

David F. Lamere	Boston Safe Deposit and Trust	Chairman & CEO	1/99 – Present
Director	Company*
(continued)
	Newton Management Limited	Director	10/98 - Present
London, England

	Laurel Capital Advisors, LLP+	Executive Committee	8/98 – Present
Member

	Mellon Bank, N.A. +	Vice Chairman	9/01 - Present
		Exec. Management	8/01 - Present
Group

	Mellon United National Bank	Director	11/98 - Present
2875 Northeast 191st Street,
North Miami, FL 33180

	Mellon Global Investing Corp.+	President	1/00 - Present

Martin G. McGuinn	Mellon Financial Corporation+	Chairman	1/99 - Present
Director		Chief Executive Officer	1/99 - Present
		Director	1/98 - Present

	Mellon Bank, N. A. +	Chairman	3/98 - Present
		Chief Executive Officer	3/98 - Present
		Director	1/98 - Present

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Vice Chair
and Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present

	Mellon Growth Advisors, LLC*	Board Member	1/02 - 7/03

	TBC General Partner, LLC*	President	7/03 - Present

	Standish Mellon Asset Management	Board Member	7/01 - 7/03
Holdings, LLC
One Financial Center
Boston, MA 02211

	Standish Mellon Asset Management	Board Member	7/01 – Present
Company, LLC
One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates,	Director	4/97 – Present
LLC*

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

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C-6

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Newton Management Limited	Executive Committee	10/98 - Present
Vice Chair	London, England	Member
and Director		Director	10/98 - Present
(continued)
	Mellon Global Investments Japan Ltd.	Non-Resident Director	11/98 - Present
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management	Director	2/97 – Present
Corporation***

	Certus Asset Advisors Corp.**	Director	2/97 - 7/03

	Mellon Bond Associates, LLP+	Executive Committee	1/98 - 7/03
Member
		Chairman	1/98 - 7/03

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

J. David Officer	Dreyfus Service Corporation++	President	3/00 - Present
Vice Chair		Director	3/99 - Present
and Director
	MBSC, LLC++	Manager, Board of	4/02 - Present
Managers
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - Present

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization,	Director	3/99 - Present
Inc.++

	Dreyfus Insurance Agency of	Director	5/98 - 10/04
Massachusetts, Inc.++

	Seven Six Seven Agency, Inc.++	Director	10/98 - 6/05

	Mellon Residential Funding Corp. +	Director	4/97 - Present

	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

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C-7

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Laurel Capital Advisors+	Chairman	1/05 - Present
Vice Chair		Chief Executive Officer	1/05 - Present
and Director
(continued)
	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

Richard W. Sabo	Founders Asset Management	President	12/98 - Present
Director	LLC****	Chief Executive Officer	12/98 - Present

Mark N. Jacobs	Dreyfus Investment	Director	4/97 – 7/05
General Counsel,	Advisors, Inc.++
Executive Vice President, and
Secretary
	The Dreyfus Trust Company+++	Director	3/96 - Present

	The TruePenny Corporation++	President	10/98 - 11/04
		Director	3/96 - 11/04

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Gary Pierce	Lighthouse Growth Advisors LLC++	Member, Board of	7/05 - Present
Controller		Managers
		Vice President and	7/05 - Present
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - Present
		Treasurer	7/05 - Present

	MBSC, LLC++	Chief Financial Officer	7/05	- Present
		Manager, Board of	7/05	- Present
Managers

	Dreyfus Service Corporation++	Director	7/05 - Present
		Chief Financial Officer	7/05 - Present
		Senior Vice President -	1/05 - 7/05
Finance
		Vice President - Finance	3/03 - 1/05

	Dreyfus Consumer Credit	Treasurer	7/05 - Present
Corporation ++

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service	Treasurer	7/05 - Present
Organization, Inc.++

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

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C-8

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 - Present
Chief Compliance Officer		Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Investment Advisors, Inc. ++	Chief Compliance	10/04 - 7/05
Officer
	Lighthouse Growth Advisors, LLC ++	Chief Compliance	10/04 - Present
Officer
	MBSC, LLC++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Service Corporation++	Chief Compliance	10/04 - Present
Officer
	Boston Safe Advisors++	Chief Compliance	10/04 - Present
Officer
	Mellon Securities Services+	First Vice President	11/01 - 2/04

Lisa A. Fox	Mellon Bank, N.A. +	Vice President	10/01 - Present
Vice President -
Human Resources

Anthony Mayo	None
Vice President -
Information Systems

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - Present
Vice President – Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 - Present

	MBSC, LLC++	Vice President - Tax	4/02 – Present

	The Dreyfus Consumer Credit	Chairman	6/99 - Present
	Corporation ++	President	6/99 - Present

	Dreyfus Investment Advisors,	Vice President - Tax	10/96 - 7/05
Inc.++

	Dreyfus Service Organization,	Vice President - - Tax	10/96 - Present
Inc.++

Alex G. Sciulli	AFCO Acceptance Corp.	Vice President	05/94 – Present
Vice President	110 William Street
29th Floor
New York, NY 10038-3901

	AFCO Credit Corp.	Vice President	05/94 – Present
110 William Street
29th Floor
New York, NY 10038-3901

	The Boston Company, Inc.*	Vice President	09/01 - Present

	Dreyfus Service Corporation++	Vice President	11/01 - Present

	Dreyfus Transfer. Inc.++	Vice President	11/01 - Present

	Founders Asset Management LLC****	Authorized Agent	12/01 - Present

	Franklin Portfolio Associates LLC*	Vice President	06/01 - Present

	Franklin Portfolio Holdings LLC*	Vice President	06/01 - Present

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-7-18-05.doc-019/004

C-9

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	Mellon Bank, N.A.+	Senior Vice President	08/01 - Present
Vice President
(continued)
	Mellon HR Solutions LLC	Vice President	06/02 – Present
2100 N. Central Road
Fort Lee, NJ 07024

	Mellon Human Resources & Investor	Vice President	03/04 – Present
Solutions, Inc.+

	Mellon Private Trust Company, N.A.*	Vice President for	08/01 – Present
Facilities
	Mellon Trust of California	Vice President for	08/01 – Present
Facilities

	Mellon Trust of New England, N.A.*	Vice President	09/03 – Present

	Mellon Trust of New York, LLC	Vice President for	08/01 – Present
Facilities

	Mellon Trust of Washington	Vice President for	08/01 – Present
Facilities

	Mellon United National Bank	Vice President	09/01 – Present
Mellon Financial Tower
111 Brickell Avenue
Miami, FL 33131

	Standish Mellon Asset Management	Vice President	10/01 – Present
LLC
One Financial Center
Boston, MA 02210

	Katrena Corporation+	Vice President	08/01 - Present

	Laurel Capital Advisors, LLP*	Vice President	08/01 - Present

	MBC Investments Corporation+	Vice President	08/01 - Present

	MFS Leasing Corp. +	Vice President	08/01 - Present

	MMIP, LLC+	Vice President	08/01 - Present

	Mellon Capital Management	Vice President	08/01 - Present
Corporation***

	Mellon Equity Associates, LLP+	Vice President	08/01 - Present

	Mellon Financial Markets, LLC+	Vice President	08/01 - Present

	Mellon Financial Services	Vice President	08/01 - Present
Corporation #1+

	Mellon Financial Services	Vice President	08/01 - Present
Corporation #4+

	Mellon Funding Corporation+	Vice President	08/01 - Present

	Mellon Insurance Agency, Inc. +	Vice President	08/01 - Present

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-7-18-05.doc-019/004

C-10

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Alex G. Sciulli	Mellon International Investment	Vice President	08/01 - Present
Vice President	Corporation+
(continued)
	Mellon International Leasing Company+	Vice President	08/01 - Present
	Mellon Leasing Corporation+	Vice President	08/01 - Present
	Mellon Overseas Investment	Vice President	08/01 - Present
Corporation+
	Mellon Trust Company of Illinois+	Vice President	08/01 - Present
	Mellon VA Partners, LLC+	Vice President	08/01 - Present
	Mellon Ventures, Inc. +	Vice President	08/01 - Present
	Pontus, Inc. +	Vice President	08/01 - Present
	Texas AP, Inc. +	Vice President	08/01 - Present
Wendy Strutt	Boston Safe Advisers, Inc.	Chief Operating Officer	3/03 - Present
Vice President
James Bitetto	The TruePenny Corporation++	Secretary	9/98 - 11/04
Assistant Secretary
	Dreyfus Service Corporation++	Assistant Secretary	8/98 - Present
	Dreyfus Investment	Assistant Secretary	7/98 -7/05
Advisors, Inc.++
	Dreyfus Service	Assistant Secretary	7/98 - Present
Organization, Inc.++
	The Dreyfus Consumer Credit	Vice President and	2/02 - Present
	Corporation++	Director
Steven F. Newman	Dreyfus Transfer, Inc. ++	Vice President	2/97 - Present
Assistant Secretary		Director	2/97 - Present
		Secretary	2/97 - Present
	Dreyfus Service	Secretary	7/98 - Present
Organization, Inc.++

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

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C-11

Item 27.	Principal Underwriters

(a)	Other investment companies for which Registrant's principal underwriter
(exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	CitizensSelect Funds
2.	Dreyfus A Bonds Plus, Inc.
3.	Dreyfus Appreciation Fund, Inc.
4.	Dreyfus Balanced Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Mortgage Securities Fund
7.	Dreyfus BASIC U.S. Government Money Market Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus California Intermediate Municipal Bond Fund
10.	Dreyfus Cash Management
11.	Dreyfus Cash Management Plus, Inc.
12.	Dreyfus Connecticut Intermediate Municipal Bond Fund
13.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
14.	Dreyfus Fixed Income Securities
15.	Dreyfus Florida Intermediate Municipal Bond Fund
16.	Dreyfus Florida Municipal Money Market Fund
17.	Dreyfus Founders Funds, Inc.
18.	The Dreyfus Fund Incorporated
19.	Dreyfus GNMA Fund, Inc.
20.	Dreyfus Government Cash Management Funds
21.	Dreyfus Growth and Income Fund, Inc.
22.	Dreyfus Growth and Value Funds, Inc.
23.	Dreyfus Growth Opportunity Fund, Inc.
24.	Dreyfus Index Funds, Inc.
25.	Dreyfus Institutional Cash Advantage Funds
26.	Dreyfus Institutional Money Market Fund
27.	Dreyfus Institutional Preferred Money Market Funds
28.	Dreyfus Insured Municipal Bond Fund, Inc.
29.	Dreyfus Intermediate Municipal Bond Fund, Inc.
30.	Dreyfus International Funds, Inc.
31.	Dreyfus Investment Grade Funds, Inc.
32.	Dreyfus Investment Portfolios
33.	The Dreyfus/Laurel Funds, Inc.
34.	The Dreyfus/Laurel Funds Trust
35.	The Dreyfus/Laurel Tax-Free Municipal Funds
36.	Dreyfus LifeTime Portfolios, Inc.
37.	Dreyfus Liquid Assets, Inc.
38.	Dreyfus Massachusetts Intermediate Municipal Bond Fund
39.	Dreyfus Massachusetts Municipal Money Market Fund
40.	Dreyfus Midcap Index Fund, Inc.
41.	Dreyfus Money Market Instruments, Inc.
42.	Dreyfus Municipal Bond Fund, Inc.
43.	Dreyfus Municipal Cash Management Plus
44.	Dreyfus Municipal Funds, Inc.
45.	Dreyfus Municipal Money Market Fund, Inc.

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C-12

46.	Dreyfus New Jersey Intermediate Municipal Bond Fund
47.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
48.	Dreyfus New York Municipal Cash Management
49.	Dreyfus New York Tax Exempt Bond Fund, Inc.
50.	Dreyfus New York Tax Exempt Intermediate Bond Fund
51.	Dreyfus New York Tax Exempt Money Market Fund
52.	Dreyfus U.S. Treasury Intermediate Term Fund
53.	Dreyfus U.S. Treasury Long Term Fund
54.	Dreyfus 100% U.S. Treasury Money Market Fund
55.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund
56.	Dreyfus Pennsylvania Municipal Money Market Fund
57.	Dreyfus Premier California Tax Exempt Bond Fund, Inc.
58.	Dreyfus Premier Equity Funds, Inc.
59.	Dreyfus Premier Fixed Income Funds
60.	Dreyfus Premier International Funds, Inc.
61.	Dreyfus Premier GNMA Fund
62.	Dreyfus Premier Manager Funds I
63.	Dreyfus Premier Manager Funds II
64.	Dreyfus Premier Municipal Bond Fund
65.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66.	Dreyfus Premier New Leaders Fund, Inc.
67.	Dreyfus Premier New York Municipal Bond Fund
68.	Dreyfus Premier Opportunity Funds
69.	Dreyfus Premier State Municipal Bond Fund
70.	Dreyfus Premier Stock Funds
71.	The Dreyfus Premier Third Century Fund, Inc.
72.	The Dreyfus Premier Value Equity Funds
73.	Dreyfus Premier Worldwide Growth Fund, Inc.
74.	Dreyfus Short-Intermediate Government Fund
75.	Dreyfus Short-Intermediate Municipal Bond Fund
76.	The Dreyfus Socially Responsible Growth Fund, Inc.
77.	Dreyfus Stock Index Fund, Inc.
78.	Dreyfus Tax Exempt Cash Management
79.	Dreyfus Treasury Cash Management
80.	Dreyfus Treasury Prime Cash Management
81.	Dreyfus Variable Investment Fund
82.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
83.	General California Municipal Money Market Fund
84.	General Government Securities Money Market Funds, Inc.
85.	General Money Market Fund, Inc.
86.	General Municipal Money Market Funds, Inc.
87.	General New York Municipal Bond Fund, Inc.
88.	General New York Municipal Money Market Fund
89.	Mellon Funds Trust

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C-13

(b)

Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant
Thomas F. Eggers *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
James Neiland*	Executive Vice President and Director	None
Irene Papadoulis **	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
Noreen Ross *	Executive Vice President	None
Richard Sabo ***	Executive Vice President	None
William H. Maresca *	Executive Vice President	None
Gary Pierce *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Stephen R. Byers *	Senior Vice President	Executive Vice President
Sue Ann Cormack **	Senior Vice President	None
Walter Kress *	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Michael Schuermann **	Senior Vice President	None
Bret Young *	Senior Vice President	None
Jane Knight *	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer	Chief Compliance Officer
Stephen Storen *	Chief Compliance Officer	None
Lisa A. Fox *	Vice President	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance	Anti-Money Laundering
Compliance Officer
Tracy Hopkins *	Vice President	None
Donna Impagliazzo *	Vice President – Compliance	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	None
Ken Christoffersen ***	Assistant Secretary	None
Ronald Jamison *	Assistant Secretary	None
Sarrita Cypress *	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

C-14
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Item 28.	Location of Accounts and Records

1.	The Bank of New York
One Wall Street
New York, New York 10286

2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

None

C-15
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29 day of July, 2005.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND

BY:	/s/Stephen E. Canter*

STEPHEN E. CANTER, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/Stephen E. Canter*	President (Principal Executive	7/29/05
Stephen E. Canter	Officer) and Director

/s/James Windels*	Treasurer	7/29/05

James Windels	(Principal Financial Officer)

/s/Joseph S. DiMartino*	Chairman of the Board	7/29/05
Joseph S. DiMartino

/s/David W. Burke*	Trustee	7/29/05

David W. Burke

/s/Hodding Carter, III*	Trustee	7/29/05
Hodding Carter, III

/s/Ehud Houminer*	Trustee	7/29/05

Ehud Houminer

/s/ Richard C. Leone*	Trustee	7/29/05
Richard C. Leone

/s/ Hans C. Mautner*	Trustee	7/29/05
Hans C. Mautner

/s/ Robin A. Melvin*	Trustee	7/29/05

Robin A. Melvin

/s/ John E. Zuccotti*	Trustee	7/29/05

John E. Zuccotti

*BY:	/s/ John B. Hammalian

John B. Hammalian
Attorney-in-Fact

INDEX OF EXHIBITS
Exhibit No.
Item 23
(j)	Consent of Independent Auditors.

(p)	Code of Ethics.